C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N Aug. 6, 2024 INVESTOR PRESENTATION

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N SAFE HARBOR & NON-GAAP MEASURES This press release contains statements that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements contain projections of Celsius Holdings’ future results of operations or financial position, or state other forward-looking information. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” ”could,” ”project,” ”plan,” “potential,” ”designed,” “seek,” “target,” and variations of these terms, the negatives of such terms and similar expressions. You should not rely on forward-looking statements because Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: the strategic investment by and long term partnership with PepsiCo, Inc.; management’s plans and objectives for international expansion and future operations globally; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to satisfy, in a timely manner, all Securities and Exchange Commission (the “SEC”) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the SEC, such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. Celsius Holdings does not undertake any obligation to update forward-looking information, except to the extent required by applicable law. Use of Non-GAAP Measures Celsius defines Adjusted EBITDA as net income before net interest income, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees, legal settlement costs and certain impairment charges. Adjusted EBITDA is a non-GAAP financial measure. Celsius uses Adjusted EBITDA for operational and financial decision-making and believes these measures are useful in evaluating its performance because they eliminate certain items that management does not consider indicators of Celsius’ operating performance. Adjusted EBITDA may also be used by many of Celsius’ investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Celsius believes that the presentation of Adjusted EBITDA provides useful information to investors by allowing an understanding of measures that it uses internally for operational decision-making, budgeting and assessing operating performance. Adjusted EBITDA is not a recognized term under GAAP and should not be considered as a substitute for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of Celsius’ results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, Adjusted EBITDA, as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius’ use of these non-GAAP financial measures with those used by other companies. 2

DEFINITIONS

MULO: A Circana measurement geography that reports aggregated CPG sales data from top channels across food, drug, mass, dollar and military.

MULOC: A Circana measurement geography that reports aggregated CPG sales data from top channels across food, drug, mass, dollar, military and convenience stores.

MULO Plus: A Circana measurement geography that includes MULO reported sources and additional e-commerce and club channel sources.

MULO Plus With Convenience: A Circana measurement geography that includes MULOC reported sources and additional e-commerce and club channel sources.

CELSIUS LIVE FIT
CELSIUS HOLDINGS, INC. | QUARTER 2, 2024 INVESTOR PRESENTATION
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EXECUTIVE MANAGEMENT



John Fieldly
Chairman, President, CEO

- Appointed Celsius CEO in 2018
- Appointed interim CEO and Chief Financial Officer in 2017
- Served as Celsius CFO 2012-2017
- Certified Public Accountant



Jarrod Langhans
Chief Financial Officer

- Joined Celsius as Chief Financial Officer in 2022
- CFO of Eden Springs 2020-2022
- 20+ years finance and operations experience
- Certified Public Accountant



Tony Guilfoyle
Chief Commercial Officer

- Named Celsius Chief Commercial Officer in 2024
- Joined Celsius as EVP sales in 2020
- Previously SVP sales at Rockstar Energy 11 years



Kyle Watson
Chief Marketing Officer

- Named Celsius Chief Marketing Officer in 2024
- Joined Celsius as VP marketing in 2019
- 20+ years marketing and brand experience



Toby David
Chief of Staff

- Named Chief of Staff in 2024
- Joined Celsius as Director of Business Development in 2013
- 20+ years business development and operations experience



Paul Storey
Chief Supply Chain Officer

- Named Chief Supply Chain Officer in 2024
- Joined Celsius as SVP operations in 2021
- Previously VP Operations and Director of Manufacturing at Monster & Rockstar Energy for 15 years



Richard Mattessich
Chief Legal Officer

- Joined Celsius as Chief Legal Officer in 2023
- Deputy General Counsel, Corporate & Securities of ADT, Inc. 2019-2023
- Nearly 30 years of corporate securities law and corporate governance experience

CELSIUS LIVE FIT

CELSIUS HOLDINGS, INC. | QUARTER 2, 2024 INVESTOR PRESENTATION

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DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL & EXECUTIVE MANAGEMENT EXPERTISE



JOHN FIELDLY
CHAIRMAN



HAL KRAVITZ
LEAD INDEPENDENT DIRECTOR



CAROLINE LEVY
DIRECTOR



JOYCE RUSSELL
DIRECTOR



NICK CASTALDO
DIRECTOR



CHERYL MILLER
DIRECTOR



DAMON DESANTIS
DIRECTOR



JIM LEE
DIRECTOR

CELSIUS LIVE FIT

CELSIUS HOLDINGS, INC. | QUARTER 2, 2024 INVESTOR PRESENTATION

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C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N CELSIUS: THE WORLD’S MOST REFRESHING ENERGY DRINK OUR MISSION: INSPIRE PEOPLE TO LIVE FITTM WITH THE ESSENTIAL ENERGYTM TO ACHIEVE THEIR GOALS #3 ENERGY DRINK IN THE UNITED STATES 4 CELSIUS PRODUCT LINES: CORE | VIBE ESSENTIALS | ENERGY POWDERS PREMIUM BRAND BETTER-FOR-YOU INGREDIENTS ZERO SUGAR 6 COUNTRIES ADDED IN 20244 20 YEARS IN OPERATION NOTES 1. 2023 full-year results, reported Feb. 29, 2024 2. Circana, MULOC RTD Energy, L13W ended 6/30/24 3. Circana, MULOC RTD Energy, L4W ended 7/14/24 4. Includes markets with sales expected to begin in 2024 #3 RTD ENERGY 2023 FULL-YEAR FINANCIAL HIGHLIGHTS1 $1.32B revenue 48% gross margin $295.6 adjusted EBITDA CATEGORY GROWTH LEADER Celsius contributed 47% of all energy drink category growth YoY in Q2 20242 #3 total U.S. energy drink share in tracked channels (MULOC) at 11%3 6

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N FUNCTION, BACKED BY SCIENCE 7

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N SIX SCIENTIFIC STUDIES 8

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N THE U.S. ENERGY DRINK MARKET CONTINUES TO GROW NOTES 1. Circana US MULOC RTD Energy, DEPT Beverages xRTD Energy 2020-2024 YTD ending 7/14/2024 YoY Unit % Chg v YA 9 2% 2% -4% -3% -3% 5% 13% 5% 8% 3% 2020 2021 2022 2023 2024 RTD ENERGY YEAR-OVER-YEAR UNIT GROWTH VS TOTAL BEVERAGE xENERGY LAST 5 YEARS1 TTL BEV ENERGY CELSIUS % OF GROWTH

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N 2019 2020 2021 2022 2023 2024 CELSIUS CONTRIBUTION TO RTD ENERGY CATEGORY DOLLAR GROWTH2 CELSIUS IS GROWING THE ENERGY DRINK CATEGORY 0.5% 3.5% 7.9% 22.3% 31.3% NOTES 1. Circana US MULOC, RTD Energy full & building years 2019-2024, building year ended 7/14/24 2. Circana US MULOC, RTD Energy full & building years 2019-2024, building year ended 7/14/24 3. * 2024 YTD through 7/14/24 46.5% * $0.07 $0.10 $0.30 $0.78 $1.88 $1.31 2019 2020 2021 2022 2023 2024 CELSIUS RETAIL SALES ACROSS TRACKED CHANNELS1 (MULOC | BILLIONS) 10 *

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N HEALTH & WELLNESS TRENDS ARE DRIVING ZERO-SUGAR ADOPTION TREND TOWARD ZERO-SUGAR, BETTER FOR YOU, FUNCTIONAL ENERGY CONTINUES NOTES 1. Circana Total US MULOC RTD Energy weekly sugar free dollar share from 1/29/23 – 7/14/24 2. Stifel, 2024 Global Energy Drink Thoughts and Predictions, Update on U.S. Disruptors, January 2024 28% of energy drink consumers aged 18-34 say better for you or natural ingredients are important in purchase decision2 46% of energy drink consumers aged 18-34 say performance important in deciding which energy drink to consume (up 10pts from a year ago and mostly coming from younger consumers)2 11 1/29/2023, 45.9% 7/14/2024, 50.0% 43.0% 44.0% 45.0% 46.0% 47.0% 48.0% 49.0% 50.0% 51.0% 1/2 9/2 02 3 2/2 6/2 02 3 3/2 6/2 02 3 4/2 3/2 02 3 5/2 1/2 02 3 6/1 8/2 02 3 7/1 6/2 02 3 8/1 3/2 02 3 9/1 0/2 02 3 10 /8/ 20 23 11 /5/ 20 23 12 /3/ 20 23 12 /31 /20 23 1/2 8/2 02 4 2/2 5/2 02 4 3/2 4/2 02 4 4/2 1/2 02 4 5/1 9/2 02 4 6/1 6/2 02 4 7/1 4/2 02 4 SUGAR FREE SHARE OF MULOC RTD ENERGY1

2024 GLOBAL EXPANSION

2024 GLOBAL EXPANSION UPDATES

- Canada sales began in January 2024

- UK sales began in April 2024
- Initial channels include fitness and gyms

- Ireland sales began in April 2024
- Initial channels include fitness and gyms

- Australia sales expected to begin in second half 2024

- New Zealand sales expected to begin in second half 2024

- France sales expected to begin in second half 2024



Markets with sales expected to commence in 2024

Markets with new Celsius sales and distribution in 2024

12

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N Q2 2024 FINANCIAL RESULTS

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N SECOND QUARTER 2024 KEY MESSAGES 1 Record Q2 revenue ($402M, +23% YoY), gross profit ($209M, +32% YoY), diluted EPS ($0.28, +65% YoY) 2 Shelf space gains of approximately 35% or +5 avg. SKUs selling per store to 20 SKUs (MULOC)1 3 Celsius contributed 47% of all Q2 energy drink category growth; increased dollar share by 1.4% YoY during period when category slowed YoY by ~14% v L2Y average2 6 Changes in inventory days on hand by largest distributor adversely affected YoY Q2 revenue 5 Continued innovation in second quarter and summer (3 RTD, 3 powders); CELSIUS ESSENTIALS reaches 64% ACV3 4 Gross margin 52% (+320 bps YoY) driven by reduced materials and freight 14 NOTES 1. Circana US MULOC, RTD Energy L4W ended 12/3/23 v L4W ended 7/14/24 2. Circana US MULOC, RTD Energy L13W ended 7/4/21, 7/2/23 & 6/30/24 3. Circana US MULOC, RTD Energy L4W ended 6/30/24

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N SECOND QUARTER FINANCIAL HIGHLIGHTS Summary Financials (Millions except for percentages & EPS) 2Q 2024 2Q 2023 Change 1H 2024 1H 2023 Change Revenue $402.0 $325.9 23% $757.7 $585.8 29% N. America $382.4 $310.8 23% $721.9 $559.4 29% International $19.6 $15.1 30% $35.8 $26.4 36% Gross Margin 52.0% 48.8% +320 BPS 51.6% 46.6% +500 BPS Net Income $79.8 $51.5 55% $157.6 $92.7 70% Net Income att. to Common Shareholders $66.7 $40.8 63% $131.5 $72.2 82% Diluted EPS $0.28 $0.17 65% $0.55 $0.31 77% Adjusted EBITDA $100.4 $78.1 29% $188.4 $126.9 48% 15

CONSOLIDATED REVENUE



Revenue (In Millions)
$450.0M
$400.0M
$350.0M
$300.0M
$250.0M
$200.0M
$150.0M
$100.0M
$50.0M
$0.0M
Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2
2020
2021
2022
2023
2024
North America
INTL
Total

QUARTERLY REVENUE
LAST 5 QUARTERS (MILLIONS)



$325.9
+112% YoY
$384.8
+104% YoY
$347.4
+95% YoY
$355.7
+37% YoY
$402.0
+23% YoY
2Q 23
3Q 23
4Q 23
1Q 24
2Q 24

CELSIUS HOLDINGS, INC. | QUARTER 2, 2024 INVESTOR PRESENTATION

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C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N RETAIL SALES $159.4M $167.1M $174.3M$172.9M $165.2M $158.2M$157.3M$161.3M $181.5M$185.4M $194.1M $206.9M $193.9M $185.7M $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 7/1 6/2 02 3 8/1 3/2 02 3 9/1 0/2 02 3 10 /8/ 20 23 11 /5/ 20 23 12 /3/ 20 23 12 /31 /20 23 1/2 8/2 02 4 2/2 5/2 02 4 3/2 4/2 02 4 4/2 1/2 02 4 5/1 9/2 02 4 6/1 6/2 02 4 7/1 4/2 02 4 CELSIUS MULOC RETAIL DOLLAR SALES LAST 13 PERIODS1 BRAND* 2024 YTD SHARE2 2024 YTD $ CHG v YA2 37.0 $129.4M 28.1 ($44.8M) 11.4 $424.9M 3.3 $104.2M 3.1 ($34M) 3.0 $39.4M 3.0 $122.3M 3.0 $32.9M 2.4 $12.4M 1.5 ($92.5M) 1 2 3 4 5 6 7 8 9 10 NOTES 1. Circana Total US MULOC, RTD Energy, L1Y by quad ended 7/14/24 2. Circana Total US MULOC, RTD Energy, 2024 YTD ended 7/14/24 *All logos and names displayed on this page are the property of their respective owners. Their use here is for identification and referential purposes only. Any use of these logos and names does not imply endorsement or affiliation with this presentation. 17

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N ENERGY MULOC DOLLAR SHARE CELSIUS IS WITHIN +/- 2pts OF 15 SHARE OR GREATER IN 16 MAJOR U.S. MARKETS2 NOTES 1. Circana Total US MULOC quarterly share RTD Energy ended 6/30/24 2. Circana Total US MULOC Latest 4 weeks RTD Energy ended 7/14/24 18 3.6 4.2 4.5 5.2 7.2 8.7 10.2 10.4 11.4 11.5 38.9 39.3 39.5 40.0 37.9 37.6 36.8 37.2 36.7 37.1 31.5 30.7 30.5 30.9 30.6 29.6 29.0 28.9 28.3 28.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 TOP 3 ENERGY DRINK BRANDS U.S. MULOC QUARTERLY $ SHARE Q1 2022 - Q2 20241 CELSIUS RED BULL MONSTER

ENERGY MULO+ WITH C DOLLAR SHARE

TOP 3 ENERGY DRINK BRANDS U.S. MULOC & MULO+&C $ SHARE 2023 - 2024[1]


Red Bull
38.42 37.86 37.53 37.12 37.64 37.87 37.53 37.07 36.53 36.38 36.59 37.51 37.72 36.93 36.64 36.68 36.50 36.93 37.42 37.78
37.78 37.12 36.79 36.55 36.95 37.35 36.55 36.51 35.95 35.61 35.85 36.66 36.99 36.16 35.60 35.83 35.93 36.27 36.92 36.92
30.68 30.38 30.18 29.98 29.25 28.98 29.06 28.71 28.68 28.75 28.78 28.59 28.46 28.09 28.21 27.95 28.02 27.62 27.69 27.51
30.87 30.50 30.37 30.26 29.53 29.32 29.13 29.00 29.00 28.99 29.10 28.83 28.67 28.43 28.08 28.33 28.42 27.93 27.90 27.79
7.79 8.11 8.57 9.05 9.58 9.86 10.69 10.84 11.50 11.49 11.39 11.45 11.41 12.16 12.55 12.31 12.44 12.70 11.88 12.04
CELSIUS
6.71 7.02 7.52 8.04 8.51 8.95 9.55 9.94 10.56 10.52 10.37 10.32 10.48 11.19 11.63 11.44 11.65 11.93 11.21 10.94
MULOC
MULO+ W/C
1/29/2023 2/26/2023 3/26/2023 4/23/2023 5/21/2023 6/18/2023 7/16/2023 8/13/2023 9/10/2023 10/8/2023 11/5/2023 12/3/2023 12/31/2023 1/28/2024 2/25/2024 3/24/2024 4/21/2024 5/19/2024 6/16/2024 7/14/2024

NOTES
1. Circana Total US MULOC & MULO+ W/C dollar share of RTD Energy by period ended 7/14/24

CELSIUS HOLDINGS, INC. | QUARTER 2, 2024 INVESTOR PRESENTATION

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C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N INTERNATIONAL SALES $15.1 $13.6 $14.6 $16.2 $19.6 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 INTERNATIONAL REVENUE LAST 5 QUARTERS (IN MILLIONS) NOTES 1. Chart: International revenue excludes N. America (U.S. and Canada) 20

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N GROSS PROFIT 0 50 100 150 200 250 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 GROSS AND OPERATING PROFIT ($ IN MILLIONS) PERCENTAGES REPRESENT QUARTERLY PERCENTAGE OF REVENUE Gross Profit Dollars Operating Profit Dollars 52.0% 50.4% 23.4% 19.9% 25.4% 23.4% 48.8% 47.8% 17.0% 51.2% 21

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N EPS $0.17 $0.30 $0.17 $0.27 $0.28 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 QUARTERLY EPS (DILUTED) LAST 5 QUARTERS 22

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 2 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N NON-GAAP EBITDA SCHEDULE The company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of Adjusted EBITDA, a non-GAAP financial measure that management uses to assess our performance, may provide users with additional insights into operating performance. See “Use of Non-GAAP Measures” above. 23 2024 2023 Var. % 2024 2023 Var. % Net income (GAAP Measure) 79,783$ 51,509$ 28,274$ 55% 157,594$ 92,736$ 64,858$ 70% Add back / (Deduct) Net interest income (10,647) (5,573) (20,287) (10,542) Income tax expense 24,848 17,946 39,498 26,483 Depreciation and amortization expense 1,418 698 2,648 1,246 Non-GAAP EBITDA 95,402 64,580 30,822 48% 179,453 109,923 69,530 63% Stock-based compensation 4,746 5,735 8,309 11,242 Foreign exchange 264 931 633 1,049 Distributor Termination - (1,007) - (3,241) Litigation Settlement - 7,900 - 7,900 Non-GAAP Adjusted EBITDA 100,412$ 78,139$ 22,273$ 29% 188,395$ 126,873$ 61,522$ 48% 3 months ended June 30, 6 months ended June 30,